Exhibit 10.1

COURIER CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

First Amendment

A.                                   The Courier Corporation 1999 Employee Stock Purchase Plan (the “Plan”) is hereby amended by deleting in its entirety the last sentence of the first paragraph of Section 8 and substituting the following in lieu thereof:

“The purchase price for each share purchased under such Option (the “Option Price”) will be 85% of the Fair Market Value of the Common Stock on the Exercise Date.”

B.                                     This amendment is effective for Offerings commencing on or after March 1, 2005.

C.                                     The Plan, as so amended, is in all other respects hereby confirmed.

IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer this 20th day of January, 2005.

COURIER CORPORATION

		By:	s/ James F. Conway III

		Title:	Chairman, President & CEO

Attest:	s/ Mary Gail D. McCarthy

Title:	Assistant Secretary